Exhibit 10.4

Warrant No. 2012-001

OMNITEK ENGINEERING CORP.

Warrant for the Purchase of 5,000

Shares of Common Stock

This Warrant Will Be Void
After 5:00 P.M. Pacific Standard Time
On February 14, 2017

_____________________________________

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

_____________________________________

THIS WARRANT (this “Warrant”) certifies that, for value received, Chachas Land Co., Inc., or its registered assigns (the “Holder” or “Holders”), shall be entitled at any time on or before 5:00 p.m. Pacific Standard Time on February 14, 2017 (the Expiration Date”), to subscribe for, purchase, and receive Five Thousand (5,000) shares (the “Shares”) of fully paid and nonassessable common stock, no par value (the “Common Stock”) of Omnitek Engineering Corp., a California corporation (the “Company”), at an exercise price of two dollars and 68/100 cents ($2.68) per share (the “Exercise Price”).  The number of Shares to be received on exercise of this Warrant and the Exercise Price may be adjusted on the occurrence of certain events as described herein. If the rights represented hereby are not exercised by the Expiration Date this Warrant shall automatically become void and of no further force or effect, and all rights represented hereby shall cease and expire.

1.

Method of Exercise. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached hereto to the principal office of the Company.  Unless Holder is exercising the Conversion Right set forth in Section 2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

2.

Conversion Right.  In lieu of exercising this Warrant as specified in Section 1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant Section 3.

3.

Fair Market Value.  If the Shares are traded in a public market, the fair market value of the Shares shall be the average of the closing bid and ask price of the Shares reported for the business day immediately before Holder delivers its Notice of Exercise to the Company.  It the Shares are not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company.  In all other circumstances, such fees and expenses shall be paid by Holder.

4.

Delivery of Certificate and Rights as a shareholder.  The Holder shall have the rights of a shareholder only with respect to Shares fully paid for by the Holder under this Warrant. On the exercise of all or any portion of this Warrant in the manner provided above, the Holder exercising the same shall be deemed to have become a Holder of record of the Shares as to which this Warrant is exercised for all purposes, and certificates for the securities so purchased shall be delivered to the Holder within a reasonable time, but in no event longer than 10 days after this Warrant shall have been exercised as set forth above. If this Warrant shall be exercised in respect to only a part of the Shares covered hereby, the Holder shall be entitled to receive a similar Warrant of like tenor and date covering the number of Shares with respect to which this Warrant shall not have been exercised.

5.

Assignment of Warrants. In the event this Warrant is assigned in the manner provided herein, the Company, upon request and upon surrender of this Warrant by the Holder at the principal office of the Company accompanied by payment of all transfer taxes, if any, payable in connection therewith, shall transfer this Warrant on the books of the Company. If the assignment is in whole, the Company shall execute and deliver a new Warrant or Warrants of like tenor to this Warrant to the appropriate assignee expressly evidencing the right to purchase the aggregate number of Shares purchasable hereunder; and if the assignment is in part, the Company shall execute and deliver to the appropriate assignee a new Warrant or Warrants of like tenor expressly evidencing the right to purchase the portion of the aggregate number of Shares as shall be contemplated by any such agreement, and shall concurrently execute and deliver to the Holder a new Warrant of like tenor to this Warrant evidencing the right to purchase the remaining portion of the Shares purchasable hereunder that have not been transferred to the assignee.

6.

Fully Paid Shares. The Company covenants and agrees that the Shares that may be issued on the exercise of this Warrant will, on issuance pursuant to the terms of this Warrant, be fully paid and nonassessable, free from all taxes, liens, and charges with respect to the issue thereof, and not issued in violation of the preemptive or similar right of any other person. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will have authorized and reserved a sufficient number of Shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

7.

Adjustment of Exercise Price and Number of Shares.

(a)

Adjustment of Exercise Price and Number of Shares. The number of Shares purchasable on the exercise of this Warrant and the Exercise Price shall be adjusted appropriately from time to time as follows:

(i)

In the event the Company shall declare a dividend or make any other distribution on any capital stock of the Company payable in Common Stock, rights to purchase Common Stock, or securities convertible into Common Stock, or shall subdivide its outstanding shares of Common Stock into a greater number of shares or combine such outstanding stock into a smaller number of shares, then in each such event, the number of Shares subject to this Warrant shall be adjusted so that the Holder shall be entitled to purchase the kind and number of Shares of Common Stock or other securities of the Company that it would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto; an adjustment made pursuant to this subsection (a) shall become effective immediately after the effective date of such event retroactive to the record date for such event.

(ii)

No adjustment in the number of Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Shares purchasable on the exercise of this Warrant; provided, however, that any adjustments that by reason of this subsection (a) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(iii)

Whenever the number of Shares purchasable on the exercise of this Warrant is adjusted, as herein provided, the Exercise Price payable on exercise shall be adjusted by multiplying the Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Shares purchasable on the exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of Shares so purchasable immediately thereafter.

(iv)

Whenever the number of Shares purchasable on the exercise of this Warrant or the Exercise Price of such Shares is adjusted, as herein provided, the Company shall cause to be promptly mailed by first class mail, postage prepaid, to the Holder of this Warrant notice of such adjustment or adjustments and shall deliver a resolution of the board of directors of the Company setting forth the number of Shares purchasable on the exercise of this Warrant and the Exercise Price of such Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment, together with the computation by which such adjustment was made. Such resolution, in the absence of manifest error, shall be conclusive evidence of the correctness of adjustment.

(v)

All such adjustments shall be made by the board of directors of the Company, which shall be binding on the Holder in the absence of demonstrable error.

(b)

No Adjustment in Certain Cases. No adjustments shall be made in connection with:

(i)

the issuance of any Shares on the exercise of this Warrant;

(ii)

the conversion of shares of Preferred Stock;

(iii)

the exercise or conversion of any rights, options, warrants, or convertible securities containing the right to purchase or acquire Common Stock;

(iv)

the issuance of additional Shares or other securities on account of the anti-dilution provisions contained in or relating to this Warrant or any other option, warrant, or right to acquire Common Stock;

(v)

the purchase or other acquisition by the Company of any shares of Common Stock, evidences of its indebtedness or assets, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase Common Stock; or

(vi)

the sale or issuance by the Company of any shares of Common Stock, evidences of its indebtedness or assets, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase Common Stock or other securities pursuant to options, warrants, or other rights to acquire Common Stock or other securities.

8.

Notice of Certain Events.  In the event of:

(a)

any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividends or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other rights;

(b)

any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all of the assets of the Company to any other person, or any consolidation, share exchange, or merger involving the Company; or

(c)

any voluntary or involuntary dissolution, liquidation, or winding up of the Company, the Company will mail to the Holder(s) of this Warrant, at least 20 days prior to the earliest date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, or right; the amount and character of such dividend, distribution, or right; or the date on which any such reorganization, reclassification, transfer, consolidation, share exchange, merger, dissolution, liquidation, or winding up of the Company will occur and the terms and conditions of such transaction or event.

9.

Limitation of Transfer. Subject to the restrictions set forth in paragraph 10 hereof, this Warrant is transferable at the offices of the Company. On such transfer, every Holder hereof agrees that the Company may deem and treat the registered Holder(s) of this Warrant as the true and lawful owner(s) thereof for all purposes, and the Company shall not be affected by any notice to the contrary.

10.

Disposition of Warrants or Shares. Each registered owner of this Warrant, by acceptance hereof, agrees for itself and any subsequent owner(s) that, before any disposition is made of any Warrants or Shares of Common Stock, the owner(s) shall give written notice to the Company describing briefly the manner of any such proposed disposition. No such disposition shall be made unless and until:

(a)

the Company has received written assurances from the proposed transferee confirming a factual basis for relying on exemptions from registration under applicable federal and state securities laws for such transfer or an opinion from counsel for the Holder(s) of the Warrants or Shares stating that no registration under the Securities Act or applicable state statute is required with respect to such disposition; or

(b)

a registration statement under the Securities Act has been filed by the Company and declared effective by the Securities and Exchange Commission (the “Commission”) covering such proposed disposition and the disposition has been registered or qualified, or is exempt therefrom, under the state having jurisdiction over such disposition.

11.

Restricted Securities. The Holder acknowledges that this Warrant is, and that the Shares issuable on exercise hereof will be, “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act.  Accordingly, this Warrant must be taken for investment and held indefinitely and may not be exercised or converted unless subsequently registered under the Securities Act and/or comparable state securities laws or unless an exemption from such registration is available. Likewise, any Shares issued on exercise of this Warrant must be taken for investment and held indefinitely and may not be resold unless such resale is registered under the Securities Act and/or comparable state securities laws or unless an exemption from such registration is available. A legend to the foregoing effect shall be placed conspicuously on the face of all certificates for Shares issuable on exercise of this Warrant.

12.

Piggyback Registration Rights.  If the Company proposes to register any security under the Securities Act on any registration form (otherwise than for the registration of securities to be offered and sold pursuant to (a) an employee  benefit plan, (b) a dividend or interest reinvestment plan, (c) other similar plans or (d) reclassifications of securities, mergers, consolidations and acquisitions of assets on Form S-4 or any successor thereto) prescribed by the Commission permitting a secondary offering or distribution, the Company shall promptly give to the Holders written notice of such proposal which shall describe in detail the proposed registration and distribution (including those jurisdictions where registration or qualification under the securities or blue sky laws is intended) and, upon the written request of any Holder given within 15 days after the date of any such notice, proceed to include in such registration such shares of underlying the Warrant as have been requested by any such Holder to be included in such registration; provided, however, that the Company shall not be required to give such notice to the Holder of a Warrant if the Warrant is not exercisable prior to the anticipated effective date of the registration.  The Company shall in each instance use its reasonable best efforts to cause any underlying common stock (the Holders of which shall have so requested registration thereof) to be registered under the Act and qualified under the securities or blue sky laws of any jurisdiction requested by a prospective seller, all to the extent necessary to permit the sale or other disposition thereof (in the manner stated in such request) by a prospective seller of the securities so registered.

If the registration of which the Company gives notices is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to this section. In such event, the right of any Holder to registration pursuant to this section shall be conditioned upon such holder's participation in such underwriting and the inclusion of such Holder's underlying common stock in the underwriting, to the extent requested, to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this section, if the managing underwriter determines and advises the Company in writing that, in its opinion, the inclusion of the underlying common stock with the securities being registered by the Company and other shares of prospective sellers would materially adversely affect the distribution of all such securities, then the managing underwriter may limit the number of shares of underlying common stock and other prospective sellers to be included in the registration and underwriting, on a pro rata basis based on the total number of securities (including, without limitation, underlying common stock) entitled to registration pursuant to registration rights granted by the Company; provided, however, no such reduction may reduce the number of securities being sold by all the Holders of securities entitled to registration other than the Company to less than fifteen percent (15%) of the shares being sold in such offering. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder of underlying common stock or other Holder to the nearest 100 shares.  If any Holder of underlying common stock or other securities entitled to registration disapproves of the terms of any such underwriting, such holder may  elect to withdraw therefrom by written notice to the Company and the managing underwriter delivered at least twenty-one (21) days prior to the effective date of the registration statement.  Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to one hundred twenty (120) days after the effective date of the registration statement relating thereto.  In the event of such delay, the Company shall use its reasonable best efforts to effect any registration or qualification under the Securities Act and the securities or blue sky laws of any jurisdiction as may be necessary to permit such prospective seller to make its proposed offering and sale following the end of such period of delay.

The Company shall have the right to terminate or withdraw any registration initiated by it under this section prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

The Holder who has requested the underlying common stock to be included in a registration pursuant to this Section 12 by acceptance hereof or thereof, agrees to execute an underwriting agreement with such underwriter that is (i) reasonably satisfactory to such Holder and (ii) in customary form.

13.

Registration and Qualification Procedures.  Whenever the Company is required by the provisions of Section 12., to use its reasonable best efforts to effect the registration of any of its securities under the Securities Act, the Company shall, as expeditiously as possible:

(a)

prepare and file with the Commission a registration statement with respect to such securities and use its reasonable best efforts to cause such registration statement to become effective and, before filing a registration statement or prospectus or any amendments or supplements thereto, furnish to counsel selected by the majority of holders of underlying common stock participating in such registration copies of all documents proposed to be filed with the Commission or other federal, state or local agencies, which documents shall be subject to the review and comments of such counsel;

(b)

prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and the prospectus current for up to 60 days after the effectiveness of the registration statement (or such shorter time as is required to effect the distribution and sale of all the securities subject to such registration statement) and, subject to the foregoing limitations, to comply with the provisions of the Securities Act with respect to the sale of all securities covered by such registration statement whenever the seller of such securities shall desire to sell the same;

(c)

furnish to each seller such number of copies of preliminary prospectuses and prospectuses and each supplement or amendment thereto and such other documents as each seller may reasonably request in order to facilitate the sale or other disposition of the securities owned by such seller in conformity with (i) the requirements of the Act and (ii) the seller's proposed method of distribution;

(d)

use its reasonable best efforts to register or qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions within the United States as each seller shall reasonably request, and do such other reasonable acts and things as may be required of it to enable each seller to consummate the sale or other disposition in such jurisdictions of the securities owned by such seller; provided, however, that the Company shall not be required in order to accomplish any of the foregoing to (i) qualify as a foreign corporation or consent to a general and unlimited service of process in any such jurisdiction, (ii) qualify as a dealer in securities or (iii) register or qualify in any jurisdiction if the Company would be required to pay income taxes in such jurisdictions solely as a result of such registration or qualification;

(e)

if such registration is underwritten, use its reasonable best efforts to furnish, at the request of any underwriter (i) on the date such securities are delivered to the underwriters for sale pursuant to such registration, an opinion, dated such date, of counsel representing the Company for purposes of such registration, addressed to the underwriters covering such legal matters with respect to the registration in respect of which such opinion is being given as the underwriters may reasonably request and are customarily included in such an opinion and (ii) letters, dated the effective date of the registration statement and the date such securities are delivered to the underwriters for sale pursuant to such registration, from a firm of independent certified public accountants of recognized standing selected by the Company, addressed to the underwriters covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the underwriters may reasonably request and are customarily included in such letters;

(f)

otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders as soon as reasonably practicable an earnings statement satisfying the provisions of Section 11(a) of the Securities Act;

(g)

enter into and perform an underwriting agreement with the managing underwriter, if any, selected as provided in Section 12, containing customary terms;

(h)

provide a transfer agent and registrar for all such underlying common stock not later than the effective date of such registration statement;

(i)

notify each seller of any underlying common stock included in any such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Common Stock or other securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; and

(j)

otherwise keep each seller advised in writing as to the initiation and progress of any registration under Section 12.

14.

Expenses of Registration.  All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 12, including, without limitation, all registration, filing and qualification fees (including “blue sky” fees), printers’ and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Holder) shall be borne by the Company.

15.

Transfer of Registration Rights. The registration rights provided pursuant to Section 12, and all related obligations under this Warrant shall automatically be transferred to and binding on any transferee or assignee of the Warrant; provided that: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Warrant; (c) the transfer or assignment is in compliance with the Securities Act and applicable state securities law or an exemption from the registration requirements of the Securities Act and applicable state securities laws; and (d) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

16.

Governing Law. This Warrant shall be construed under and be governed by the laws of the state of California.

17.

Notices.  Any notice required or permitted under this Warrant shall be in writing and shall be hand delivered, sent by facsimile or other electronic medium, by registered or certified mail, postage prepaid, or by nationally recognized overnight carrier to the Company or to the Holder at the address set forth below on the signature page to this Warrant or to such other address as may be furnished in writing to the other party hereto.  Such notice shall be deemed effectively given (i) if hand delivered, upon delivery, (ii) if sent by facsimile or other electronic medium, when confirmed, if sent during the normal business hours of the recipient (if not sent during the normal business hours of the recipient, then on the next business day), (iii) if sent by mail, five days after having been sent, or (iv) if sent by nationally recognized overnight courier, one day after deposit with such courier.

18.

Loss, Theft, Destruction, or Mutilation. Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction, or mutilation of this Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

19.

Taxes. The Company will pay all taxes in respect of the issue of this Warrant or the Shares issuable upon exercise thereof.

COMPANY:

OMNITEK ENGINEERING CORP.

Dated: February 15, 2012

/s/ Werner Funk

By: Werner Funk

Its: President and CEO

Form of Assignment
(to be signed only upon assignment of Warrant)

ASSIGNMENT

TO:

OMNITEK ENGINEERING CORP.

FOR VALUE RECEIVED, ________________________________, does hereby sell, assign, and transfer unto ____________________________________________, the right to purchase _____________ shares of Common Stock, $0.001 par value per share, of Omnitek Engineering Corp., (the “Company”), and does hereby irrevocably constitute and appoint _______________________________, attorney, to transfer such right on the books of the Company with full power of substitution in the premises.

Dated: ________________________

HOLDER (Assignor)

___________________________________________

Signature

___________________________________________

Print

Signature Guaranteed:

_______________________________

AUTHORIZED SIGNATURE

 * * * * *

NOTICE: The signature to the form of assignment must correspond with the name as written upon the face of the attached Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

Form of Notice of Exercise
[to be signed only upon exercise of Warrant]

TO:

OMNITEK ENGINEERING CORP.

The undersigned, the owner of the attached Warrant, hereby irrevocable elects to exercise the purchase rights represented by the Warrant for, and to purchase thereunder, ____________ shares of Common Stock of Omnitek Engineering Corp., and herewith delivers payment of $____________ therefore.  Please issue the shares of Common Stock as to which this Warrant is exercised in accordance with the instructions set forth below and, if the Warrant is being exercised with respect to less than all of the Shares to which it pertains, prepare and deliver a new Warrant of like tenor for the balance of the Shares purchasable under the attached Warrant.

Dated: ________________________

HOLDER:

___________________________________________

Signature

___________________________________________

Print

Signature Guaranteed:

_______________________________

AUTHORIZED SIGNATURE

INSTRUCTIONS FOR REGISTRATION OF STOCK

_____________________________________

Name of Purchaser

______________________________________

Address of Purchaser

______________________________________

City, State and Zip Code of Purchaser

______________________________________

Social Security or Taxpayer Identification

NOTICE: The signature to the form of purchase must correspond with the name as written upon the face of the attached Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.